UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2023

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 8, 2023, the Board of Directors (the "Board") of Centene Corporation (the "Company") approved and adopted amendments (the "Amendments") to the Company’s Amended and Restated By-Laws (the "By-Laws"). The Amendments revise and clarify the procedural and disclosure requirements related to the right of stockholders owning 10% or more of the Company’s shares to call a special meeting or to propose business or make nominations at the Company’s annual or special meetings. The Amendments also include updates to conform to the Delaware General Corporation Law with respect to quorum, adjournments, proxies, stockholder lists and the Board’s authority.

With respect to the right of stockholders to request special meetings, the Amendments clarify the procedural and disclosure requirements, including the ownership threshold and the timing of when such meetings may be called. As to stockholder notification of director nominations and proposals of business, the Amendments:

•Clarify certain procedural requirements related to the form of the delivery of notices and the number of nominees that stockholders may nominate for election;
•Enhance the disclosure requirements to include additional information regarding the stockholder making the director nomination(s), the director nominee(s) and their associates and affiliates – and that the information is updated and supplemented to be accurate and timely; and
•Require that the stockholder making the director nomination(s), pursuant to Rule 14a-19, provide a representation regarding whether such shareholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors and provide reasonable evidence of compliance with the rules.

In addition, the Amendments clarify the applicability of indemnification to directors and officers and the administration of proceedings and make various non-substantive updates and ministerial and conforming changes.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws (as amended and restated), a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Centene Corporation, dated December 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	December 13, 2023	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel